EXHIBIT 10.22

                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (this "AGREEMENT") is made and entered into as of this 18th day of September 1996 by and between Texoil, Inc., a Nevada corporation (the "COMPANY"), and J. D. Hughes ("GRANTEE").

                              W I T N E S S E T H:

      WHEREAS, Grantee has been instrumental in making various financing alternatives available to the Company, including the Company's recent financing transactions with affiliates of RIMCO Associates, Inc. consummated on September 6, 1996;

      WHEREAS, on July 17, 1996 the Company agreed that if any such financing alternatives were consummated, the Company would grant to Grantee an option exercisable for 20,000 shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), for five years at an exercise price of $1.25; and

      WHEREAS, the Company desires to satisfy such obligation by granting such an option to Grantee and Grantee desires to accept such satisfaction, all subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  OPTION GRANT

      1.1 GRANT OF NONQUALIFIED OPTION. Subject to the terms and conditions set forth herein, the Company grants to Grantee the right and option to purchase all or any part of an aggregate of 20,000 shares of Common Stock (this "OPTION"). This Option is a nonqualified stock option and not an "incentive stock option" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

      1.2 PURCHASE PRICE. The purchase price of the shares of Common Stock covered by this Option shall be $1.25 per share, subject to adjustment as herein provided.

      1.3 NON-TRANSFERABILITY. This Option and the rights and privileges conferred by this Agreement unto Grantee (i) shall not be sold, transferred, assigned, pledged or otherwise hypothecated (whether or not by operation of law) except that this Option shall be transferable by Grantee by will or the laws of descent and distribution, and (ii) shall not be subject to sale under execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge or otherwise hypothecate this Option or any right or privilege conferred unto Grantee by this Agreement, in breach of the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred unto Grantee hereby shall immediately terminate and become null and void. This Option may be exercised (i) only by Grantee during his lifetime, and (ii) during the one year period following Grantee's death, only by the person(s) who acquires this Option by will or the laws of descent and distribution.

                                   ARTICLE 2

                         OPTION EXERCISE AND ADJUSTMENT

      2.1 EXERCISE OF OPTION.

                  (a) EXERCISE. This Option may be exercised in whole or in part for a whole number of shares of Common Stock at any time and from time to time before September 19, 2001 when this Option shall expire unless sooner terminated as hereinafter provided.

                  (b) MANNER OF EXERCISE. This Option may be exercised in whole or in part only by delivery to the Company of written notice specifying the number of shares of Common Stock to be purchased and accompanied by payment of the full purchase price thereof in cash. Upon an exercise of this Option, the Company may be required to withhold federal and local tax with respect to the realization of compensation upon such exercise. The Company is hereby authorized to satisfy any such withholding requirement out of (i) any cash distribution upon such exercise and (ii) any other cash compensation then or thereafter payable to Grantee. To the extent that the Company in its sole discretion determines that such sources are or may be insufficient to satisfy fully such withholding requirements, Grantee as a condition to the exercise of this Option shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy fully such withholding requirements.

                  (c) INVESTMENT INTENT. Grantee does hereby acknowledge, represent and agree, on his behalf and on behalf of any holder who may acquire this Option upon Grantee's death, as of the date hereof and as of the date of any exercise of this Option, that:

      (i) the shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any applicable state securities laws,

      (ii) the Company legally cannot and shall not accept any consideration for, or issue any shares of, Common Stock otherwise issuable upon exercise of this Option unless the sale of such Common Stock is registered under the 1933 Act and applicable state securities laws, or is exempt from such registration requirements,

      (iii) the Company shall be under no obligation to register the Common Stock under the 1933 Act or any applicable state securities laws or comply with an appropriate exemption therefrom in connection with Grantee's exercise of this Option, or transfer or sale of Common Stock which he acquires thereupon,

      (iv) Grantee's acquisition of Common Stock upon any exercise of this Option shall be solely for his own account for investment, and will not be acquired for the account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof,

      (v) Grantee shall not offer for sale, sell, transfer, pledge or otherwise hypothecate any shares of Common Stock which he acquires upon any exercise of this Option except in accordance with the registration requirements of the 1933 Act and applicable state securities laws or upon delivery to the Company of an opinion of legal counsel satisfactory to the Company that an exemption from registration is available,

      (vi) since the shares of Common Stock subject to this Option have not been registered under the 1933 Act or applicable state securities laws, Grantee must bear the economic risk of his investment in such Common Stock for an indefinite period of time,

      (vii) each certificate evidencing shares of Common Stock issuable pursuant to any exercise of this Option will bear a conspicuous restrictive legend worded substantially as follows, in addition to any other legends required by law or any agreement by which the Company is bound:

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS OR UPON DELIVERY TO THIS CORPORATION OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Grantee and any holder who may acquire this Option upon Grantee's death shall, upon each exercise of this Option and as a condition precedent to the issuance of any shares of Common Stock hereunder, make or be deemed to have made the foregoing acknowledgements, representations and agreements to the Company, and/or execute and deliver to the Company any other acknowledgements, representations, agreements, documents or instruments necessary to comply with the 1933 Act and applicable state securities laws, or in lieu thereof, deliver to the Company an opinion of counsel satisfactory to the Company that no violation of the 1933 Act and such state laws will occur in the absence of such acknowledgements, representations, agreements, documents and instruments.

      2.2 EFFECT OF OPTION. Unless and until a certificate or certificates representing shares of Common Stock shall have been issued by the Company to Grantee, Grantee (or the person permitted to exercise this Option in the event of Grantee's death) shall not be, or have any of the rights or privileges of, a stockholder of the Company with respect to shares of Common Stock subject to this Option. The existence of the Option granted hereunder shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      2.3 ADJUSTMENT.

            (a) INCREASE OR DECREASE IN ISSUED SHARES WITHOUT Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Company's Board of Directors or committee thereof shall adjust the number of shares and the exercise price per share of Common Stock subject to this Option. Conversion of any of the Company's convertible securities shall not be deemed to have been "effected without receipt of consideration by the Company."

            (b) CERTAIN MERGERS. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), this Option, to the extent outstanding on the date of such merger or consolidation, shall entitle the holder hereof to acquire upon exercise the securities which a holder of the number of shares of Common Stock then subject to this Option would have received in such merger or consolidation.

            (c) CERTAIN OTHER TRANSACTIONS. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Company's Board of Directors or a committee thereof shall, in its absolute discretion, have the power to:

                  (1) cancel, effective immediately prior to the occurrence of such event, this Option, to the extent outstanding immediately prior to such event, and, in full consideration of such cancellation, pay to Grantee an amount in cash, for each share of Common Stock then subject to this Option equal to the excess of (A) the value, as determined by the Board of Directors or committee thereof in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of this Option; or

                  (2) provide for the exchange of this Option, to the extent outstanding immediately prior to such event, for an option on some or all of the property for which this Option is exchanged and, incident thereto, make an equitable adjustment, as determined by the Board of Directors or committee thereof its absolute discretion, in the exercise price of this Option, or the number of shares or amount of property subject to this Option or, if appropriate, provide for a cash payment to Grantee in partial consideration for the exchange of this Option.

            (d) OTHER CHANGES. In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in subsections (a), (b) or (c) of this Section 2.3, the Board of Directors or committee thereof may, in its absolute discretion, make such adjustments in the number and class of shares subject to this Option, to the extent outstanding on the date on which such change occurs, and in the per share exercise price of this Option as the Board of Directors or committee thereof may consider appropriate to prevent dilution or enlargement of rights.

            (e) NO OTHER RIGHTS. Except as expressly provided in this Agreement, Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class, or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in this Agreement, no issuance by the Company of any securities (including, without limitation, shares of stock of any class or securities convertible into, or exercisable for, shares of any such stock) shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Option or the exercise price hereof.

                                   ARTICLE 3

                                  MISCELLANEOUS

      3.1 NOTICES. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the parties hereto at the principal offices of the Company at the address indicated beneath its signature on the execution page of this Agreement, and also to Grantee at his address indicated beneath his signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

      3.2 AMENDMENT AND WAIVER. This Agreement may be amended, modified or superseded only by written instrument executed by all parties hereto. Any waiver of the terms, provisions, covenants, representations, warranties, or conditions hereof shall be made only by a written instrument executed and delivered by the party waiving compliance. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than Grantee. The failure of any party at any time or times to require performance of any provisions hereof, shall in no manner effect the right to enforce the same. No waiver by any party of any condition or provision, or the breach of any term, provision, representation, or warranty contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or the breach of any other term, provision, covenant, representation, or warranty.

      3.3 SUCCESSORS AND ASSIGNS. Subject to the limitations which this Agreement imposes upon transferability of this Option and shares of Common Stock held by Grantee, this Agreement shall be bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and Grantee, the beneficiaries of his estate by will or the laws of descent and distribution, and by his permitted assigns.

      3.4 DEFINITIONS, GENDER AND CERTAIN REFERENCES. As used in this Agreement, each parenthetically or quoted capitalized term in the introduction, recitals and other Sections of this Agreement shall have the meaning so ascribed to it. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. References to Articles or Sections shall be to Articles or Sections of this Agreement unless otherwise specified. The headings and captions used in this Agreement are solely for convenient reference and shall not affect the meaning or interpretation of any article, section or paragraph herein, or this Agreement. The terms "hereof," "herein" or "hereunder" shall refer to this Agreement as a whole and not to any particular Section.

      3.5 GOVERNING LAW AND SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect, nor shall the invalidity of a portion of any provision of this Agreement affect the balance of such provision.

      3.6 DISPUTE RESOLUTION. The parties expressly intend, desire and agree that any dispute arising out of, or in connection with any term or provision of this Agreement shall be resolved by binding arbitration in Houston, Texas in accordance with the Commercial Rules of the American Arbitration Association then in effect; that judgment on the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction; and that if any such dispute is pending in any court, the parties agree to move that the court refer the matter to such arbitration. The location of such arbitration in Houston, Texas shall be selected by the Company in its sole and absolute discretion. All costs and expenses, including attorneys' fees, relating to the resolution of any such dispute shall be borne by the party incurring such costs and expenses.

      3.7 ENTIRE AGREEMENT. No agreements or representations, oral or otherwise, express or implied, have been made by any party hereto with respect to the subject matter hereof that are not set forth expressly in this Agreement. This Agreement supersedes and cancels any prior agreement, arrangement or understanding entered into between the Company and Grantee relating to the subject matter hereof.

      3.8 COUNTERPARTS. The parties may execute this Agreement in any number of counterparts, each of which is an original, but all of which together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                              COMPANY:

                              TEXOIL, INC.

                              By: /s/ RUBEN MEDRANO
                                      Ruben Medrano, President

                              Address:    1600 Smith, Suite 4000
                                          Houston, Texas 77002

                              Telecopy No.:  (713) 652-9601

                              Attention: President


                              GRANTEE:


                              /s/ J. D. HUGHES
                                  J. D. Hughes

                              Address:          3303 NORTHLAND, NO. 200
                                                AUSTIN, TX 78731
                              Telecopy No.      512-467-2424